SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 27, 2003

CENTERSTATE BANKS OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida	333-95087	59-3606741

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 293-2600

7722 S.R. 544 East, Suite 205, Winter Haven, FL.

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None.

(b)	Pro Forma Financial Information: None

(c)	Exhibits: None

Item 12. Other Events and Required F.D. Disclosure

On October 27, 2003, CenterState Banks of Florida, Inc. issued a press release announcing certain financial results and additional information. A copy of the press release is furnish with this Form 8-K as exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS OF FLORIDA, INC.

	By:	/s/ Ernest S. Pinner

Ernest S. Pinner President and Chief Executive Officer

Date: October 27, 2003